Tradr 2X Long XNDU Daily ETF

A series of Investment Managers Series Trust II

Supplement dated April 2, 2026 to the

Prospectus and Statement of Additional Information, each dated April 1, 2026.

Shares of the Tradr 2X Long XNDU Daily ETF are not currently offered or available for purchase on the secondary market.

Please retain this Supplement for future reference.